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                          Prudential Equity Fund, Inc.
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                       Supplement Dated December 5, 2000
                         Prospectus Dated March 1, 2000

   On November 28, 2000, the Board of Directors of the Prudential Equity Fund, Inc. (the Fund) approved the proposal summarized below. The proposal will be submitted for approval by shareholders of the Fund at an Annual Meeting of Shareholders to be held on January 31, 2001.

   The following information supplements information contained in the Prospectus of the Fund on page 12, and is in addition to the Supplements to the Prospectus dated May 8, 2000 and August 30, 2000:

'How the Fund is Managed--Investment Adviser'--Page 12

   Jennison Associates LLC (Jennison) is currently the Fund's investment adviser. If approved by shareholders, Salomon Brothers Asset Management Inc. (Salomon) and GE Asset Management Inc. (GEAM) would be added as investment subadvisers to the Fund, each with respect to approximately 25% of the Fund's assets. Jennison would continue to serve as the Fund's investment adviser with respect to the remaining assets (approximately 50%) of the Fund. Its contract also will be submitted for approval by shareholders at the upcoming meeting. There would be no change in the Fund's management fee as a result of the appointment of Salomon and GEAM as additional subadvisers.

   Salomon, a registered investment adviser, is part of the global asset management arm of Citigroup, Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. As of September 30, 2000, Salomon's total assets under management exceeded $28.7 billion. Salomon's address is 7 World Trade Center, 38th floor, New York, New York 10048.

   GEAM is a registered investment adviser and is a wholly-owned subsidiary of the General Electric Company. As of September 30, 2000, GEAM's total assets under management exceeded $95 billion. GEAM's address is 3003 Summer Street, Stamford, Connecticut 06904.
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